UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2021

InspireMD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35731	26-2123838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Menorat Hamaor St. Tel Aviv, Israel	6744832
(Address of principal executive offices)	(Zip Code)

(888) 776-6804

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	NSPR	NYSE American
Warrants, exercisable for one share of Common Stock	NSPR.WS	NYSE American
Series B Warrants, exercisable for one share of Common Stock	NSPR.WSB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

Public Offering

On February 3, 2021, InspireMD, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with A.G.P./Alliance Global Partners (the “Underwriter”), relating to an underwritten public offering (the “Offering”) of 29,032,258 units (“Units”), with each Unit being comprised of one share of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and one Series G warrant (a “Series G Warrant”) to purchase one-half of one share of Common Stock. The offering price to the public was $0.62 per Unit (the “Offering Price”). The Series G Warrants are immediately exercisable at a price of $0.682 per share, subject to adjustment in certain circumstances, and expire five years from the date of issuance. The Offering closed on February 8, 2021.

The Company granted the Underwriter a 45-day option to purchase up to an additional 4,354,838 Units consisting of 4,354,838 shares of Common Stock and Series G Warrants to purchase 2,177,419 shares of common stock in the Offering, which the Underwriter exercised in full on February 4, 2021.

In connection with the Offering, the Underwriter received discounts and commissions of 7%, or $0.0434 per Unit, reimbursement for legal expenses of $65,000 and non-accountable expenses of 0.5% of the aggregate gross proceeds of the Offering. In addition, the Company granted the Underwriter a compensation warrant to purchase up to 1,669,355 shares of Common Stock (the “Underwriter Warrants”). The Underwriter Warrants have an exercise price of $0.682 per share and are exercisable immediately and for five years from the date of effectiveness of the registration statement in connection with the Offering.

The net proceeds to the Company from the Offering, after giving effect to the exercise of the Underwriter’s over-allotment option, were approximately $18.9 million, after deducting underwriting discounts and commissions and payment of other estimated expenses associated with the Offering, but excluding the proceeds, if any, from the exercise of Series G Warrants sold in the Offering. The Company intends to use the net proceeds of the Offering to support its operations, including for its pivotal clinical trial for its CGuard™ Carotid Stent System, CARENET-III, including the costs of producing and manufacturing the product required for the clinical trial and enhancements to the Company’s manufacturing and quality systems for purposes of compliance with FDA Good Manufacturing Practices (GMP), for working capital and for other general corporate purposes, which will include the pursuit of the Company’s other research and development efforts.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, conditions to closing and termination provisions. The Underwriting Agreement provides for indemnification by the Underwriter of the Company, its directors and certain of its executive officers, and by the Company of the Underwriter, for certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, and affords certain rights of contribution with respect thereto.

A registration statement on Form S-1 relating to the Offering (File No. 333-252199) (the “Form S-1”) was declared effective by the Securities and Exchange Commission on February 3, 2021. The Offering was made only by means of a prospectus forming a part of the effective registration statement.

Investor Agreement

In connection with the Offering, the Company and certain purchasers that purchased in excess of $250,000 of Units in the Offering entered into an Investor Agreement, dated February 3, 2021, pursuant to which each such purchaser (i) agreed to vote its shares of common stock that they own or control on the record date of the Company’s next stockholders meeting in favor of approval to amend the Company’s amended and restated certificate of incorporation, as amended, to effect a contemplated reverse stock split of the common stock; and (ii) agreed to certain limitations on sales of the common stock that they own or control during the period from the effective date of the Form S-1 until February 8, 2021.

The foregoing descriptions of the Underwriting Agreement, the Series G Warrants, Underwriter Warrants and Investor Agreement are not complete and are qualified in their entirety by reference to the full text of the forms of Underwriting Agreement, Series G Warrant, Underwriter Warrants and Investor Agreement, copies of which were filed as Exhibits 1.1, 4.5, 4.6 and 10.66, respectively, to the Form S-1, and which are incorporated by reference herein.

Item 8.01	Other Events.

On February 4, 2021 and February 8, 2021, the Company issued press releases announcing the pricing and closing, respectively, of the Offering. Copies of those press releases are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
1.1	Form of Underwriting Agreement (incorporated by reference to Exhibit 1.1 to the Company’s Registration Statement on Form S-1, Amendment No. 2, filed with the SEC on January 29, 2021)
4.1	Form of Series G Warrant (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-1, Amendment No. 2, filed with the SEC on January 29, 2021)
4.2	Form of Underwriter Warrant (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-1, Amendment No. 2, filed with the SEC on January 29, 2021)
10.1	Form of Investor Agreement (incorporated by reference to Exhibit 10.66 to the Company’s Registration Statement on Form S-1, Amendment No. 2, filed with the SEC on January 29, 2021)
99.1	Press release of InspireMD, Inc. announcing the pricing of the Offering, issued on February 4, 2021
99.2	Press release of InspireMD, Inc. announcing the closing of the Offering, issued on February 8, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InspireMD, Inc.

Date: February 9, 2021	By:	/s/ Craig Shore
	Name:	Craig Shore
	Title:	Chief Financial Officer